Notes Receivable	12 Months Ended
Dec. 31, 2016
Notes Receivable
Notes Receivable

5.   Notes Receivable

Notes receivable represents bank drafts that are non-interest bearing and due within from two to twelve months. Such bank drafts have been arranged with third-party financial institutions by certain customers to settle their purchases from the Group. The carrying amount of notes receivable approximate its fair values. There is no allowance against notes receivable as of December 31, 2015 and 2016.